December 28, 1998

                          Supplement to Prospectus for
                          Pioneer Tax-Free Income Fund
                              Dated April 30, 1998


The  following   information   supplements  the  corresponding  section  of  the
Prospectus. Please consult the Prospectus for the full text of the revised section.

INVESTMENT OBJECTIVE AND POLICIES

The Investment Company Act of 1940 (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions. If the Fund enters into a transaction requiring segregation, the custodian or Pioneer Investment Management, Inc. ("Pioneer Investments") will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

MANAGEMENT OF THE FUND

As of December 2, 1998, day-to-day management of the Fund is the responsibility of a team of fixed income portfolio managers and analysts supervised by Sherman
B. Russ. Mr. Russ is one of two co-managers jointly responsible for overseeing Pioneer Investments' U.S. and global fixed income team. Mr. Russ is a senior vice president of Pioneer Investments. He joined Pioneer Investments in 1983 and has been an investment professional since 1962.

                                                                       1298-5968
                                             (C) Pioneer Funds Distributor, Inc.